Exhibit 10.23

***Text Omitted and Filed Separately

Execution Copy

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Section 20080(b)(4) and Rule 406 of the

Securities Act of 1933, as amended.

National Institutes of Health

FIRST AMENDMENT TO L-277-2014/0

This is the first amendment (“First Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and Kite Pharma, Inc. having an effective date of June 2, 2014 and having NIH Reference Number L-277-2014/0 (“Agreement”). This First Amendment, having NIH Reference Number L‑277‑2014/1, is made between the NIH through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A., and Kite Pharma, Inc., having an office at 2225 Colorado Avenue, Santa Monica, CA 90404 (the “Licensee”). This First Amendment includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Additional Defintitions), Attachment 2 (Replacement Appendix B), and 3) Attachment 3 (Replacement Appendix C).

Whereas, the NIH and the Licensee desire that the Agreement be amended a first time as set forth below in order to clarify and conform the license definitions and terms across multiple agreements between the NIH and the Licensee.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:

1)	Paragraph 4.5 is deleted in its entirety.
2)	The Paragraphs in Attachment 1 are added to the Article 2 “Definitions” section of the agreement.
3)	Paragraphs IV and V in Appendix C are deleted in their entirety and replaced with Paragraphs IV and V in Attachment 2.
4)	All terms and conditions of the Agreement not herein amended remain binding and in effect.
5)

The terms and conditions of this First Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.

6)	This First Amendment is effective upon the date both parties sign the First Amendment..

SIGNATURES BEGIN ON NEXT PAGE

First AMENDMENTTO L-277-2014/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIH:

/s/ Richard U. Rodriguez	9/29/15
Richard U. Rodriguez	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

Chief, Monitoring & Enforcement Branch, DTDT

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland  20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Arie Belldegrun	10/1/15
Signature of Authorized Official	Date

Arie Belldegrun
Printed Name

Chairman, President and Chief Executive Officer
Title

I.	Official and Mailing Address for Agreement notices:

Arie Belldegrun, MD, FACS
Name
Chairman, President and Chief Executive Officer
Title

A-410-2015

CONFIDENTIAL -NIH
First Amendment of L-277-2014/0		Kite Pharma, Inc.	September 28, 2015
Model 09-2006 (updated 8-2012)	Page 2 of 6

Mailing Address

Kite Pharma, Inc.
2225 Colorado Avenue
Santa Monica, CA 90404

Email Address:	legal@kitepharma.com

Phone:	310-824-9999

Fax:	310-496-2700

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Arie Belldegrun, MD, FACS
Name

Chairman, President and Chief Executive Officer
Title

Mailing Address

Kite Pharma, Inc.
2225 Colorado Avenue
Santa Monica, CA 90404

Email Address:	invoices@kitepharma.com

Phone:	310-824-9999

Fax:	310-496-2700

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801‑3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

A-410-2015

CONFIDENTIAL -NIH
First Amendment of L-277-2014/0		Kite Pharma, Inc.	September 28, 2015
Model 09-2006 (updated 8-2012)	Page 3 of 6

ATTACHMENT 1 – ADDITIONAL Definitions

2.16

“Phase 1 Clinical Study” shall mean the initial introduction of an investigational new drug into humans, the principal purpose of which is to determine the metabolism and pharmacologic actions of the drug in humans, the side effects associated with increasing doses, and, if possible, to gain early evidence on effectiveness, in compliance with 21 C.F.R. §312(a) or foreign equivalent.

2.17

“Phase 2 Clinical Study” shall mean controlled human clinical studies conducted to evaluate the effectiveness of a drug for a particular indication or indications in patients with the disease or condition under study and to determine the common short-term side effects and risks associated with the drug in compliance with 21 C.F.R. §312(b) or foreign equivalent, and shall include any clinical study that leads to a conditional regulatory approval, that is followed by a confirmatory Phase 3 Clinical Trial.

2.18

“Phase 3 Clinical Study” shall mean expanded controlled and uncontrolled human clinical trials pursuant to a randomized study with endpoints agreed upon by regulatory bodies for regulatory approval performed after Phase 2 Clinical Trial evidence suggesting effectiveness of a drug has been obtained, and is intended to gather additional information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of a drug and to provide an adequate basis for regulatory approval and physician labeling, as in compliance with 21 C.F.R. §312 or foreign equivalent, and shall include a confirmatory study that is conducted following conditional regulatory approval.

2.19

“Sublicense Royalties” shall include all consideration, in whatever form, received from a sublicensee in connection with a sublicense of the Licensed Patents Rights resulting from: (a) up-front fees received by Licensee for the granting of a sublicense to the Licensed Patent Rights; and (b) license maintenance fees. Sublicense Royalties shall not include (1) payments received by Licensee from a sublicensee solely for a future bona fide research and development program; and (2) the purchase by a sublicensee of debt or equity securities of the Licensee at no less than fair market value.

A-410-2015

CONFIDENTIAL -NIH
First Amendment of L-277-2014/0		Kite Pharma, Inc.	September 28, 2015
Model 09-2006 (updated 8-2012)	Page 4 of 6

ATTACHMENT 2 – REPLACEMENT APPENDIX C, ParaGRAPHS IV and V

IV.	The Licensee agrees to pay the NIH Benchmark royalties within […***…]*of achieving each Benchmark by Licensee or its sublicensees for each Licensed Product:
(a)	Fifty thousand dollars ($50,000.00) upon commencement of the first Licensee-sponsored Phase 1 Clinical Study for the first indication in the Licensed Field of Use.
(b)	[…***…] dollars ($[…***…]) for […***…].
(c)	[…***…] dollars ($[…***…]) for […***…].
(d)	[…***…] dollars ($[…***…]) for […***…].
(e)	[…***…] dollars ($[…***…]) for […***…].
(f)

[…***…] dollars ($[…***…]) upon definitive FDA approval or foreign equivalent for a Licensed Product or Licensed Process for the first indication in the Licensed Field of Use. A foreign equivalent to the FDA (United States) shall mean the EMEA (Europe), Japanese Ministry of Health and Welfare (Japan), SFDA (China), or the Ministry of Health and Welfare (India).

(g)

[…***…] dollars ($[…***…]) upon […***…]. A foreign equivalent to the FDA (United States) shall mean the EMEA (Europe), Japanese Ministry of Health and Welfare (Japan), SFDA (China), or the Ministry of Health and Welfare (India).

(h)	The first time the aggregate Net Sales of all Licensed Products achieve the following thresholds, the Licensee pays the following one-time Benchmark royalties:
(1)	[…***…] dollars ($[…***…]) when the aggregate Net Sales of all Licensed Products reaches […***…] dollars ($[…***…]).
(2)	[…***…] dollars ($[…***…]) when the aggregate Net Sales of all Licensed Products reaches […***…] dollars ($[…***…]).
(3)	[…***…] dollars ($[…***…]) when the aggregate Net Sales of all Licensed Products reaches one billion dollars ($1,000,000,000.00).

For purposes of this Agreement, “successful completion of a Licensee-sponsored Phase 3 Clinical Study” shall mean, with respect to a specified construct, formulation and dose of a specified Licensed Product in a specified cancer indication, the statistical demonstration in a pivotal Phase 3 Clinical Study of safety and efficacy, sufficient to support a BLA submission by the Licensee for such specified construct, formulation and dose of such specified Licensed Product for the treatment of such specified cancer indication.

* ***Confidential Treatment Requested

A-410-2015

CONFIDENTIAL -NIH
First Amendment of L-277-2014/0		Kite Pharma, Inc.	September 28, 2015
Model 09-2006 (updated 8-2012)	Page 5 of 6

V.

The Licensee agrees to pay the NIH the following Sublicense Royalties on the fair market value of any consideration received for granting each sublicense in accordance with Article 4 of this Agreement, within […***…] of the execution of each sublicense:

(a)	[…***…]* percent ([…***…]%) for a sublicense granted […***…].
(b)	[…***…] percent ([…***…]%) for a sublicense granted […***…].
(c)

[…***…] percent ([…***…]%) for a sublicense granted […***…].  A foreign equivalent to the FDA (United States) shall mean the EMEA (Europe), Japanese Ministry of Health and Welfare (Japan), SFDA (China), or the Ministry of Health and Welfare (India).

(d)

[…***…] percent ([…***…]%) for a sublicense granted […***…].  A foreign equivalent to the FDA (United States) shall mean the EMEA (Europe), Japanese Ministry of Health and Welfare (Japan), SFDA (China), or the Ministry of Health and Welfare (India).

Notwithstanding the foregoing, Sublicensing Royalties shall not exceed […***…] dollars ($[…***…]) per sublicense.

* ***Confidential Treatment Requested

A-410-2015

CONFIDENTIAL -NIH
First Amendment of L-277-2014/0		Kite Pharma, Inc.	September 28, 2015
Model 09-2006 (updated 8-2012)	Page 6 of 6